Exhibit 99.1

Vincera Pharma Announces Completion of Business Combination and Listing on Nasdaq

Business combination transaction with LifeSci Acquisition Corp. was completed on December 23, 2020

Combined company renamed Vincera Pharma, Inc., common stock commences trading tomorrow, December 24, 2020 on the Nasdaq Capital Market under ticker symbol “VINC”

Net Proceeds from this transaction are approximately $62 million

Company to host business update conference call and webcast on Tuesday, January 5, 2021 at 8:30 AM Eastern Time

SANTA CLARA, Calif., Dec. 23, 2020 (GLOBE NEWSWIRE) – Vincera Pharma, Inc. (Nasdaq: VINC), a biopharmaceutical company aspiring to address the unmet medical needs of patients with cancer through paradigm-shifting therapeutics, today announced the completion of its business combination with LifeSci Acquisition Corp. (Nasdaq: LSAC; LSACU; LSACW; or “LSAC”), a blank check company targeting the biopharma, medical technology, digital health and healthcare services sectors. Vincera Pharma, Inc., the resulting combined company, will commence trading shares of its common stock under the ticker symbol “VINC” on December 24, 2020 on the Nasdaq Capital Market. Proceeds from this transaction net of transaction expenses totaled approximately $62 million. The stockholders of LSAC approved the transaction on December 22, 2020. The transaction was previously approved by Vincera Pharma stockholders. Vincera Pharma’s management team, led by Chief Executive Officer Ahmed Hamdy M.D., will continue to lead the combined company.

Dr. Hamdy commented, “Today marks an important milestone for Vincera Pharma as we become a publicly listed biopharmaceutical company poised to execute on our goal of developing and commercializing transformative oncology therapeutics. The proceeds from this transaction are expected to enable the rapid clinical advancement of our differentiated, highly selective PTEFb inhibitor and in parallel, the development of our next-generation bioconjugation platform. I would like to thank the entire Vincera Pharma team, our partners at LSAC, our stockholders, and our advisors for their efforts in making this transaction a success and look forward to a milestone-rich 2021 and 2022, which we expect will include the initiation of our clinical programs and early data readouts.”

“We believe Vincera Pharma’s seasoned, cohesive management team and compelling pipeline of oncology assets make the company an ideal partner for LSAC,” said Andrew I. McDonald, Ph.D., Chief Executive Officer of LSAC and Founding Partner of LifeSci Partners. “We look forward to continuing to work with the Vincera Pharma team to advance their programs and achieve clinical and regulatory success.”

Summary of Transaction

On September 25, 2020, Vincera Pharma, a privately held biopharmaceutical company, entered into a definitive business combination agreement with LifeSci Acquisition Corp., a blank check company targeting the biopharma, medical technology, digital health and healthcare services sectors, that was created for the purpose of entering into a business combination with a selected company and bringing the combined entity to the Nasdaq Capital Market.

As a result of the business combination, Vincera Pharma received proceeds net of transaction expenses of approximately $62 million from LSAC’s trust account.

The description of the business combination contained herein is only a summary and is qualified in its entirety by reference to the documents filed with the U.S. Securities and Exchange Commission (“SEC”). A more detailed description of the terms of the transaction has been provided in a definitive proxy statement on Schedule 14A filed with the SEC by LSAC.

Advisors

Pillsbury Winthrop Shaw Pittman LLP serves as counsel to Vincera Pharma, Inc.

Conference Call

The company will host a conference call and webcast to discuss the transaction and business updates on Tuesday, January 5, 2021 at 8:30 AM ET.

Conference Call & Webcast Details

Tuesday, January 5, 2021, at 8:30 AM Eastern Time / 5:30 AM Pacific Time
Domestic:	877-407-0789
International:	201-689-8562
Conference ID:	13714531
Webcast:	http://public.viavid.com/index.php?id=142849

About Vincera Pharma, Inc.

Vincera Pharma is a recently formed clinical-stage life sciences company focused on leveraging its extensive development and oncology expertise to advance new therapies intended to address unmet medical needs for the treatment of cancer. Vincera Pharma’s executive team has assembled a management team of biopharmaceutical experts with extensive experience in building and operating organizations that develop and deliver innovative medicines to patients. Vincera Pharma’s current pipeline is derived from an exclusive license agreement with Bayer and includes (i) a clinical-stage and follow-on small molecule drug program and (ii) a preclinical stage bioconjugation/next-generation antibody-drug conjugate platform. The company intends to develop multiple products through clinical proof-of-concept and potentially through Accelerated Approval in the United States. For more information, please visit www.vincerapharma.com.

About LifeSci Acquisition Corp.

LifeSci Acquisition Corp. was a blank check company formed for the purpose of entering into a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities, pursuing targets that are focused on healthcare innovation in North America or Europe. For more information, please visit www.lifesciacquisition.com.

Cautionary Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the “safe harbor” created by those sections. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, expectations and events, can generally be identified by the use of forward-looking terms such as “believe,” “expect,” “may,” “will,” “should,” “would,” “could,” “seek,” “intend,” “plan,” “goal,” “project,” “estimate,” “anticipate” or other comparable terms. All statements other than statements of historical facts included in this press release are forward-looking statements. Forward-looking statements include, but are not limited to: Vincera Pharma’s business model, pipeline, strategy and product candidates; Vincera Pharma’s expectations with respect to the Bayer license; the expected capital of the combined company following the closing of the business combination and expected uses of such capital; and Vincera Pharma’s expectations for its business in 2021. Forward-looking statements are neither historical facts nor assurances of future performance or events. Instead, they are based only on current beliefs, expectations and assumptions regarding future business developments, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Forward-looking statements are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control.

Actual results, conditions and events may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause actual results, conditions and events to differ materially from those indicated in the forward-looking statements include, but are not limited to: general economic, financial, legal, political and business conditions and changes in domestic and foreign markets; the potential effects of the COVID-19 pandemic; risks associated with preclinical or clinical development conducted prior to Vincera Pharma’s in-licensing; failure to realize the anticipated benefits of the business combination, including as a result of difficulty in, or costs associated with, integrating the businesses of LSAC and Vincera Pharma; failure to realize the benefits of the Bayer license; risks related to the rollout of Vincera Pharma’s business and the timing of expected business milestones; changes in the assumptions underlying Vincera Pharma’s expectations regarding its future business or business model; Vincera Pharma’s ability to develop and commercialize product candidates; the availability and uses of capital; the effects of competition on Vincera Pharma’s future business; and the risks and uncertainties set forth in LSAC’s definitive proxy statement on Schedule 14A filed with the SEC and reports on Forms 10-K, 10-Q and 8-K filed with or furnished to the SEC from time to time by LSAC or Vincera Pharma. Forward -looking statements speak only as of the date hereof, and LSAC and Vincera Pharma disclaim any obligation to update any forward-looking statements.

Contacts

Bruce Mackle

LifeSci Advisors, LLC

646-889-1200

bmackle@lifesciadvisors.com